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EXHIBIT 99(a)

The Dow Chemical Company and Subsidiaries

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        I, William S. Stavropoulos, Chairman, President and Chief Executive Officer of The Dow Chemical Company (the "Company"), certify that:

1.
the Quarterly Report on Form 10-Q of the Company for the quarterly period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        A signed original of this written statement required by Section 906 has been provided to The Dow Chemical Company and will be retained by The Dow Chemical Company and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ WILLIAM S. STAVROPOULOS William S. Stavropoulos Chairman, President and Chief Executive Officer April 30, 2003

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  EXHIBIT 99(a)
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002